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                                                                   EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated April 26, 1999 included in Peregrine Systems, Inc.'s Form 10-K for the year ended March 31, 1999 and to all references to our Firm included in this Registration Statement.


                                                     /s/ ARTHUR ANDERSEN, LLP
                                                     ARTHUR ANDERSEN, LLP


San Diego, California
August 3, 1999